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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2003

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                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-4304                75-0725338
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

        6565 N. MACARTHUR BLVD.                                     75039
             IRVING, TEXAS                                        (Zip Code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (214) 689-4300



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 22, 2003, Commercial Metals Company announced that it had entered into a definitive agreement to purchase a controlling interest in Huta Zawiercie S.A., of Zawiercie, Poland. A copy of the press release is attached as
Exhibit 99.1 to this report and is incorporated herein by reference under Item
5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated July 22, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COMMERCIAL METALS COMPANY


                                                By: /s/ William B. Larson
                                                   -----------------------------
                                                Name: William B. Larson
                                                Title: Vice President and Chief
                                                       Financial Officer

Date:  July 23, 2003


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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
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
99.1                       Press Release dated July 22, 2003.